UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2016

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-888-661-0225

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

As previously reported, (i) on November 18, 2015, Authentidate Holding Corp. (the “Company”) entered into an agreement and plan of merger with and a newly formed acquisition subsidiary of the Company and Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (“AEON”), (ii) on January 26, 2016, the parties executed an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”), and (iii) on January 27, 2016, the parties completed the merger. Pursuant to the Amended and Restated Merger Agreement, among other things, in the event that the Company was unable, for any reason, to receive approval by its stockholders of the issuance of the additional shares of the Company’s common stock which may be issued to the former AEON members in excess of the initial 19.9% tranche under the Amended and Restated Merger Agreement by May 31, 2016, then the Company or AEON shall rescind the merger and all related transactions. On May 31, 2016, the parties entered into Amendment No. 1 (“Amendment No. 1”) to the Merger Agreement to provide, among other things, in the event that the Company shall fail, for any reason, to receive approval by its stockholders of the issuance of the additional shares of the Company’s common stock which may be issued to the former AEON members in excess of the initial 19.9% tranche under the Amended and Restated Merger Agreement by May 31, 2016, then AEON may, in its sole discretion at any time thereafter by written notice to the Company, rescind the Amended and Restated Merger Agreement and all transactions completed hereunder.

The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. Risks and uncertainties are described in our Annual Report on Form 10-K for the year ended June 30, 2015 filed with the Securities and Exchange Commission (the “SEC”), our Current Report on Form 8-K filed with the SEC on February 1, 2016, and in other filings that the Company makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Additional Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this report speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Additional Information and Where to Find It

The terms of the transaction require that the Company file with the SEC a proxy statement, as well as other relevant documents related to the issuance of future tranches of the Company’s common stock. The issuance of the initial tranche of the Company’s common stock did not require any action or approval of stockholders of the Company. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement and other filings containing information about the Company and AEON may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.authentidate.com under the heading “Investors / SEC Filings.”

The Company and AEON and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the proxy statement regarding the issuance of future tranches of the Company’s common stock when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Amendment No. 1 dated as of May 31, 2016 to Amended and Restated Merger Agreement, dated as of January 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.
(Registrant)

Date: June 6, 2016	By:	/s/ Richard Hersperger
Richard Hersperger
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 dated as of May 31, 2016 to Amended and Restated Merger Agreement, dated as of January 26, 2016.